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                                                                   EXHIBIT 10.19
                              CERIDIAN CORPORATION
                            BENEFIT EQUALIZATION PLAN


                         SECOND DECLARATION OF AMENDMENT

Pursuant to the retained power of amendment contained in Section 4.2 of the Ceridian Corporation Benefit Equalization Plan, the undersigned hereby amends the Plan in the manner described below.

1.       A new Section 1.4 is added to the Plan which reads as follows:

         1.4 BACKGROUND. In connection with the spin-off by Ceridian Corporation of all of the outstanding common stock of New Ceridian Corporation ("New Ceridian"), a Delaware corporation and wholly-owned subsidiary of Ceridian Corporation (the "New Ceridian Spin-off"), the Plan was amended, effective as of March 27, 2001, to effect the transfer of sponsorship of the Plan from Ceridian Corporation to New Ceridian Corporation. Following the New Ceridian Spin-off, Ceridian Corporation was renamed Arbitron Inc. and New Ceridian was renamed Ceridian Corporation.

2.       Section 5.5 of the Plan is amended to read as follows:

         5.5 COMPANY. "Company" is New Ceridian Corporation, renamed Ceridian Corporation after the New Ceridian Spin-off, or any successor thereto.

The foregoing amendments are effective as of March 27, 2001, and apply to all Participants, including Participants who terminated employment prior to the effective date of the amendment.

The undersigned has caused this instrument to be executed by its authorized officers this 26th day of March, 2001.

                                    CERIDIAN CORPORATION


Attest:  /s/ Gary M. Nelson         By: /s/ Shirley J. Hughes
        Secretary                        Senior Vice President, Human Resources

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To evidence its consent to the foregoing amendments, the undersigned has caused this instrument to be executed by its authorized officers this 26th day of March, 2001.

                               NEW CERIDIAN CORPORATION


                               By: /s/ Shirley J. Hughes

                                   Its: Senior Vice President, Human Resources


                               And: /s/ Gary M. Nelson

                                   Its: Vice President, General Counsel and
                                           Secretary






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